Exhibit 10.1



                           WAIVER OF RIGHTS AGREEMENT

     This  Waiver of Rights Agreement (the "AGREEMENT") is made and entered into
                                            ---------
as of July 17, 2006, to be effective as of June 30, 2006 (the "EFFECTIVE DATE"),
                                                               --------------
by  and  between  XA,  INC.,  a  Nevada  corporation  ("XA")  and  ALPHA CAPITAL
                                                        --
AKTIENGESELLSCHAFT, STONESTREET LIMITED PARTNERSHIP, WHALEHAVEN FUNDS LIMITED, GREENWICH GROWTH FUND LIMITED and GENESIS MICROCAP INC. (the "PURCHASERS"), each individually a "PARTY" and collectively the "PARTIES."
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                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a Subscription Agreement entered into with the Purchasers on June 30, 2004 (the "SUBSCRIPTION AGREEMENT"), XA sold the
                                       -------------------------
Purchasers an aggregate of $2,500,000 in two tranches of Convertible Promissory Notes (the "NOTES" or the "PURCHASER NOTES"), with an aggregate of $1,250,000
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sold  on  June 30, 2004, which amount  was due and payable on June 30, 2006, but has since been reduced to $1,020,000, due to the conversion of a portion of the Notes into shares of XA's common stock (not including any accrued and unpaid interest, the "FIRST TRANCHE") and an aggregate of $1,250,000 sold on September
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13,  2004, which amount was due and payable on September 13, 2006, but has since been reduced to $1,012,500, due to the conversion of a portion of the Notes into shares of XA's common stock (not including any accrued and unpaid interest, the "SECOND TRANCHE") as well as 5,000,000 Class A Warrants to purchase shares of
 ---------------
XA's  common  stock  (the  "PURCHASER  WARRANTS");
                            -------------------

     WHEREAS, XA failed to repay the amount owed under the First Tranche of the Notes to the Purchasers on June 30, 2006 (the "DEFAULT");
                                                        -------

     WHEREAS, the Purchasers provided XA notice of XA's Default and Purchasers intend to make the Second Tranche immediately due and payable on or about July 11, 2006 (the "ACCELERATION"); and
                  ------------

     WHEREAS,  XA  has  obtained  a  non-binding  term  sheet (the "TERM SHEET,"
                                                                    ----------
attached  to  this  Agreement  as  EXHIBIT A) from a third-party which provides,
                                   ---------
among other items, that it will provide XA with $1,250,000 in funding in the form of a Senior Secured Promissory Note (the "FUNDING NOTE") and Warrants (the
                                                ------------
"FUNDING  WARRANTS,"  and  collectively  with  the Funding Note, the "FUNDING").
 -----------------                                                    -------

     NOW, THEREFORE, in consideration for the promises and pledges contained below and other good and valuable consideration, which consideration XA and the Purchasers acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

     1.   PAYMENT  BY  XA  OF  THE  FIRST  TRANCHE.
          -----------------------------------------

          XA agrees to repay the Purchasers the full amount due under the First Tranche, including any accrued and unpaid interest at such time as XA receives the Funding pursuant to the Term Sheet (the "PAYMENT").
                                                                      -------

          XA agrees that the Payment will be made to the Purchasers on or prior to July 27, 2006 (the "PAYMENT DATE").
                                             -------------

     2.   PURCHASER'S  WAIVER  OF  THE  DEFAULT,  THE  RESET  AND  ANTI-DILUTION
          ----------------------------------------------------------------------
          RIGHTS  OF  THE  NOTES, PURCHASER WARRANTS AND SUBSCRIPTION AGREEMENT.
          ----------------------------------------------------------------------

          In connection with XA's entry into the Term Sheet, and the timely making of the Payment on or prior to the Payment Date (as provided in (1) above), the Purchasers agree to:

          a)   Waive the  Default;

          b) Waive the Favored Nations Provision, Section 12(c) of the Subscription Agreement; Section 3.4 of the Purchaser Warrants;
               Section 2.1(c)D of the Purchaser Notes; as well as any other reset, anti-dilution or re-pricing rights in connection with:

                    i)   the Funding;  and

                    ii) certain other securities issuable by XA, which securities are described in greater detail on the Term Sheet; and

          c) Waive the Redemption provisions of the Subscription Agreement (Section 7.7) and the Purchaser Notes (Section 4.8), and to allow the prepayment of the outstanding balance of the Second Tranche at any time prior to September 13, 2006, without penalty.

          Collectively  a),  b)  and  c)  above  are referred to as the "FUNDING
          WAIVER."                                                       -------
          -------

     3.   PURCHASER'S  WAIVER  OF  THE  DEFAULT  AND  THE  ACCELERATION.
          --------------------------------------------------------------

          The Purchasers agree to waive the Acceleration and contingent upon XA's timely making of the First Tranche payment agree that XA shall have until September 13, 2006, the original due date of the Second Tranche, to repay the Second Tranche; provided, however, that
                                                         --------  -------
          in the event that XA fails to make the required Payment on or prior to the Payment Date or the Second Tranche on or prior to September 13, 2006:

          a) The Funding Waiver shall be automatically and retroactively revoked; and

          b) All of the Purchasers' rights and remedies under the Subscription Agreement, Purchaser Notes and Purchaser Warrants will automatically be restored, other than those rights waived pursuant to the December 29, 2004, Waiver Agreement between the Parties; and

          c) Any Notices of Default previously delivered to the Company shall be reinstated as of the date originally given, without the requirement of further notices relative to the subject matter of the notices previously given.

     4.   MISCELLANEOUS.
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          (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of
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               this  Agreement  shall  be  binding  upon  and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This  Agreement  shall  be  construed  in
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               accordance  with  and  governed  by  the laws of the State of New
               York, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

          (d)  Waiver.  No  failure  on  the  part  of  any Party to enforce any
               ------
               provisions of this Agreement will act as a waiver of the right to enforce that provision.

          (e)  Section  Headings.  Section  headings  are  for  convenience only
               -----------------
               and  shall  not define or limit the provisions of this Agreement.

          (f)  Effect  of  Facsimile  and  Photocopied  Signatures.  This
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               Agreement  may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.












     [Remainder of page left intentionally blank.  Signature page follows.]

     This Agreement has been executed by the Parties on the date first written above, with an Effective Date as provided above.


XA, INC.
--------


/s/ Joseph Wagner
-----------------------
JOSEPH WAGNER
CHIEF EXECUTIVE OFFICER


                                   PURCHASERS:
                                   -----------


ALPHA CAPITAL AKTIENGESELLSCHAFT      STONESTREET LIMITED PARTNERSHIP
--------------------------------      -------------------------------


BY: /s/ Konrad Ackerman               BY: /s/ Michael Finkelstein
   ----------------------------          ------------------------------
ITS:                                  ITS: President
   ----------------------------           -----------------------------
PRINTED NAME: Konrad Ackerman         PRINTED NAME: Michael Finkelstein
             ------------------                    --------------------

WHALEHAVEN FUNDS LIMITED              GREENWICH GROWTH FUND LIMITED
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BY: /s/ Evan Schemanauer              BY: /s/ Derek Wood
   ---------------------                  --------------------------
ITS: CFO                              ITS: Director
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PRINTED NAME: Evan Schemanauer        PRINTED NAME: Derek Wood
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GENESIS MICROCAP INC.
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BY: /s/ Wilhelm Unger
    -----------------------
ITS: Director
     ----------------------
PRINTED NAME: Wilhelm Unger
             ---------------------

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